VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
VAN KAMPEN EMERGING MARKETS FUND

Supplement dated April 17, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated November 1, 2008,
as previously supplemented on November 20, 2008
and the Class I Shares Prospectus
dated November 1, 2008

The Prospectuses are hereby supplemented as follows:

The section entitled “Investment Advisory Services – Investment Subadviser” is hereby deleted in its entirety and replaced with the following:

Investment Subadvisers

Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited are the Fund’s subadvisers (the “Subadvisers”). The Subadvisers are wholly-owned subsidiaries of Morgan Stanley. The Subadvisers select, buy and sell securities for the Fund with the supervision of the Adviser. At March 31, 2009, Morgan Stanley Investment Management Company, together with its investment management affiliates, managed and supervised assets of approximately $356 billion. Morgan Stanley Investment Management Company’s principal office is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. At March 31, 2009, Morgan Stanley Investment Management Limited, together with its investment management affiliates, managed and supervised assets of approximately $356 billion. Morgan Stanley Investment Management Limited’s principal office is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Subadvisory Agreements.  The Adviser has entered into a subadvisory agreement with each of the Subadvisers to assist the Adviser in performing its investment advisory functions. The Adviser pays each of the Subadvisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The subadvisory agreement with Morgan Stanley Investment Management Limited was approved on April 17, 2009 by the Fund’s Board of Directors, and the independent trustees voting separately, as being fair and reasonable and being in the best interests of the Fund and its shareholders. A discussion regarding the basis for the Board of Directors’ approval of such subadvisory agreement will be available in the Fund’s next Annual Report for the fiscal year ended June 30, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MSEMSPT 4/09

VAN KAMPEN SERIES FUND, INC.

Supplement dated April 17, 2009
to the Statement of Additional Information
dated November 1, 2008,
as previously supplemented on January 6, 2009, November 26, 2008 and November 21, 2008

The Statement of Additional Information is hereby supplemented as follows:

1) The second sentence in the third paragraph in the section entitled “GENERAL INFORMATION” is hereby deleted and replaced with the following:

Morgan Stanley Investment Management Limited (“MSIM Limited”) is a sub-adviser (a “Sub-Adviser”) to Emerging Markets Fund, Global Franchise Fund and Global Value Equity Fund.

2) The first sentence after the last table and corresponding footnotes in the section entitled “INVESTMENT ADVISORY AGREEMENTS” is hereby deleted and replaced with the following:

MSIM Limited is the investment sub-adviser to Emerging Markets Fund, Global Franchise Fund and Global Value Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VKSAISPT2 4/09